Second Quarter 2024 Earnings Supplement

Forward Looking Statements and Risk Factors This information contains or incorporates statements that we believe are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position and other matters regarding or affecting S&T and its future business and operations. Forward-looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge-offs and changes in estimates of the adequacy of the allowance for credit losses, or ACL; cyber-security concerns; rapid technological developments and changes; operational risks or risk management failures by us or critical third parties, including fraud risk; our ability to manage our reputational risks; sensitivity to the interest rate environment, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; any remaining uncertainties with the transition from LIBOR as a reference rate; regulatory supervision and oversight, including changes in regulatory capital requirements and our ability to address those requirements; unanticipated changes in our liquidity position; unanticipated changes in regulatory and governmental policies impacting interest rates and financial markets; changes in accounting policies, practices or guidance; legislation affecting the financial services industry as a whole, and S&T, in particular; developments affecting the industry and the soundness of financial institutions and further disruption to the economy and U.S. banking system; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; an interruption or cessation of an important service by a third-party provider; our ability to attract and retain talented executives and employees; general economic or business conditions, including the strength of regional economic conditions in our market area; ESG practices and disclosures, including climate change, hiring practices, the diversity of the work force, and racial and social justice issues; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; the stability of our core deposit base and access to contingency funding; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses and geopolitical tensions and conflicts between nations. Many of these factors, as well as other factors, are described in our Annual Report on Form 10-K for the year ended December 31, 2023, including Part I, Item 1A-"Risk Factors" and any of our subsequent filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Non-GAAP Financial Measures In addition to the traditional measures presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these non-GAAP financial measures provide information useful to investors in understanding our underlying business, operational performance and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessarily comparable with non-GAAP measures which may be presented by other companies. The non-GAAP financial measures contained within this presentation should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports in Exhibit 99.1 of Form 8-K for S&T Bancorp, Inc. and subsidiaries. 2

3 Second Quarter Overview RETURN METRICS EARNINGS Net Income $34.4 million *Refer to appendix for reconciliation of non-GAAP financial measures EPS $0.89 ROA 1.45% ROE 10.61% ROTE* 15.01% PPNR* 1.82% HIGHLIGHTS • Solid earnings and return metrics • NIM increased one basis point to 3.85% • Strong customer deposit growth • Healthy ACL level with manageable NPAs • Forbes 2024 America’s Best Banks ACL 1.38% NCO (0.02)% ASSET QUALITY NPA 0.45% NIM* 3.85% BALANCE SHEET Loan growth $57.5 million 3.02% (annualized) Deposit growth $80.0 million 4.23% (annualized) Efficiency Ratio* 54.94%

Balance Sheet • Loan growth of $57.5 million (3.02% annualized) • Strong customer deposit growth of $155.1 million (8.63% annualized); brokered CDs declined $75.0 million • DDA growth of $17.7 million • Reduction in borrowings of $10.1 million Dollars in millions 4 2Q24 1Q24 Var $ 246 $ 207 $ 39 978 971 7 7,714 7,656 58 7,680 7,600 80 364 374 (10) Cash & Int Bear Bal Securities Loans Deposits Borrowings $(50) $0 $50 $100 2Q24 vs 1Q24: 2Q24 vs 1Q24 DEPOSIT CHANGES DECREASES/INCREASES

Asset Quality ACL Trend: Dollars in millions 5 ASSET QUALITY TRENDS • ACL of 1.38% of total loans compared to 1.37% as of March 31, 2024 • Net loan recoveries of ($0.4) million, or (0.02)% of average loans (annualized) • NPAs are manageable at 0.45% of total loans plus OREO % o f A verage Lo ans Net Loan Charge-Offs/(Recoveries) 2Q23 3Q23 4Q23 1Q24 2Q24 $(10) $(5) $0 $5 $10 $15 $20 -0.60% -0.30% 0.00% 0.30% 0.60% 0.90% 1.20% % o f G ro ss Lo ans and O R EO Nonperforming Assets 2Q23 3Q23 4Q23 1Q24 2Q24 $0 $20 $40 $60 $80 0.00% 0.25% 0.50% 0.75% 1.00%

Office CRE Dollars in millions 6 CBD 15% $72 OFFICE LOANS BY SIZE: Size Total # Loans Avg Size Avg LTV 10mm+ $46.9 4 $11.7 68% 5mm-10mm 157.2 23 6.8 55% 1mm-5mm 172.1 76 2.3 57 % Under 1mm 86.2 335 0.3 48 % Total $462.4 438 $1.1 56 % OFFICE LOAN MATURITIES BY YEAR: Avg LTV: 52% 61% 49% 67% 49% OFFICE CRE BY MSA: Pittsburgh 38% Philadelphia 20% Buffalo 6% Harrisburg 5% Columbus 5% Other 26% • Office represents 6% of total loans • Granular portfolio with average loan size of $1.1 million • 90% of our office portfolio is in-market (PA and contiguous states) • 90% non-central business district (CBD) • Criticized of $16.0 million and classified of $2.1 million; only $0.4 million of NPLs

Multifamily - CRE Dollars in millions 7 MULTIFAMILY LOANS BY SIZE: Size Total # Loans Avg Size Avg LTV 10mm+ $142.1 10 $14.2 65% 5mm-10mm 157.7 22 7.2 55% 1mm-5mm 168.6 82 2.1 53 % Under 1mm 137.0 475 0.3 58 % Total $605.4 589 $1.0 58 % MULTIFAMILY LOAN MATURITIES BY YEAR: Avg LTV: 50% 51% 51% 52% 57% Pittsburgh 37% Philadelphia 16% Columbus 7% Lancaster 5% Other 28% MULTIFAMILY CRE BY MSA: • Multifamily represents 8% of total loans • Granular portfolio with average loan size of $1.0 million • 95% of our multifamily portfolio is in- market (PA and contiguous states) • No criticized loans; $6.9 million of classified; no NPLs • Additional multi-family construction exposure of $229.0 million, including $130.7 million outstanding and $98.3 million of construction commitments Harrisburg 7%

• Net interest income increased $0.1 million • NIM increased 1 basis point to 3.85% and remains well above pre-rate cycle level • Cost of funds increases are declining as deposit mix shift moderates and higher cost brokered deposits and borrowings are reduced Net Interest Income Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 8 CURRENT RATE CYCLE Total Cost of Funds $68.4 $67.7 $75.2 $83.8 $89.1 $88.8 $88.1 $87.4 $85.1 $83.5 $83.6 3.12% 3.16% 3.56% 4.04% 4.33% 4.32% 4.22% 4.09% 3.92% 3.84% 3.85% NII NIM FTE* 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 0.43% 0.35% 0.27% 0.28% 0.15% 0.05% 1.14% 1.49% 1.76% 2.04% 2.19% 2.24% Changes in Cost of Funds Cost of Funds 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24

2Q24 2Q24 vs 1Q24 2Q24 vs 2Q23 Debit and Credit Card $4.7 $0.5 $— Service Charges 4.1 0.2 0.2 Wealth 3.0 — (0.2) Mortgage 0.3 — — Security Loss (3.2) (3.2) (3.2) Other 4.4 3.0 2.3 Noninterest Income $13.3 $0.5 ($0.9) Noninterest Income 9Dollars in millions • Debit and credit card increase due to seasonality • Increase in Other related to a $3.2 million gain on Visa Class B-1 conversion • Security Loss of $3.2 million related to repositioning of bond portfolio $14.2 $12.2 $18.1 $12.8 $13.3 2Q23 3Q23 4Q23 1Q24 2Q24

2Q24 2Q24 vs 1Q24 2Q24 vs 2Q23 Salaries & Benefits $30.4 $0.9 $5.0 Data Processing 4.2 (0.7) — Occupancy 3.6 (0.2) (0.1) FF&E 3.4 (0.1) 0.2 Other Taxes 1.4 (0.4) 0.1 Marketing 1.4 (0.6) — Professional Services 1.4 (0.3) (0.6) FDIC 1.1 — — Other 6.7 0.5 (0.6) Noninterest Expense $53.6 ($0.9) $4.0 Noninterest Expense 10Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures • Overall expenses declined by $0.9 million mainly due to timing • Salaries & benefits higher primarily due to medical costs

Capital Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 11 TCE / TA* • We have strong capital levels and are well positioned for growth • TCE / TA improvement due to solid earnings 9.42% 9.31% 9.88% 10.03% 10.21% 2Q23 3Q23 4Q23 1Q24 2Q24

2Q24 Return on Average Tangible Shareholders' Equity (ROTE) (non-GAAP) Net income (annualized) $138,239 Plus: amortization of intangibles (annualized), net of tax 921 Net income before amortization of intangibles (annualized) $139,160 Average total shareholders' equity $1,303,270 Less: average goodwill and other intangible assets, net of deferred tax liability (376,285) Average tangible equity (non-GAAP) $926,985 Return on average tangible shareholders' equity (non-GAAP) 15.01 % Return on average tangible shareholders' equity is a key profitability metric used by management to measure financial performance. Pre-provision Net Revenue (PPNR)/Average Assets (non-GAAP) Income before taxes $42,869 Plus: Provision for credit losses 422 Total $43,291 Total (annualized) (non-GAAP) $174,115 Average assets $9,560,450 PPNR/Average Assets (non-GAAP) 1.82 % Pre-provision net revenue to average assets is income before taxes adjusted to exclude provision for credit losses. We believe this to be a preferred industry measurement to help evaluate our ability to fund credit losses or build capital. Appendix Definitions of GAAP to Non-GAAP Financial Measures 12

2Q24 1Q24 4Q23 3Q23 2Q23 1Q23 4Q22 3Q22 2Q22 1Q22 4Q21 Tangible Common Equity (TCE)/Tangible Assets (non-GAAP) Total shareholders' equity $1,321,443 $1,295,074 $1,283,445 $1,223,532 $1,212,853 Less: goodwill and other intangible assets, net of deferred tax liability (376,154) (376,396) (376,631) (376,883) (377,144) Tangible common equity (non-GAAP) $945,289 $918,678 $906,814 $846,649 $835,709 Total assets $9,635,462 $9,539,103 $9,551,526 $9,466,077 $9,252,922 Less: goodwill and other intangible assets, net of deferred tax liability (376,154) (376,396) (376,631) (376,883) (377,144) Tangible assets (non-GAAP) $9,259,308 $9,162,707 $9,174,895 $9,089,194 $8,875,778 Tangible common equity to tangible assets (non-GAAP) 10.21% 10.03% 9.88% 9.31% 9.42 % Tangible common equity to tangible assets is a preferred industry measurement to evaluate capital adequacy. Efficiency Ratio (non-GAAP) Noninterest expense $53,608 $54,520 $56,203 $52,799 $49,633 Net interest income $83,594 $83,477 $85,109 $87,387 $88,123 Plus: taxable equivalent adjustment 682 692 683 674 639 Net interest income (FTE) (non-GAAP) 84,276 84,169 85,792 88,061 88,762 Noninterest income 13,305 12,830 18,061 12,178 14,191 Less: net gains on sale of securities 3,150 (3) — — — Less: Visa Class B-1 exchange (3,156) — — — — Net interest income (FTE) (non-GAAP) plus noninterest income $97,575 $96,999 $103,853 $100,239 $102,953 Efficiency ratio (non-GAAP) 54.94% 56.21% 54.12% 52.67% 48.21 % The efficiency ratio is noninterest expense divided by noninterest income plus net interest income, on an FTE basis (non-GAAP), which ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice. Net Interest Margin Rate (NIM) (FTE) (non-GAAP) Interest income and dividend income $128,765 $127,754 $126,706 $122,959 $117,333 $110,903 $103,208 $89,835 $77,599 $70,109 $71,135 Less: interest expense (45,171) (44,277) (41,597) (35,572) (29,210) (22,112) (14,150) (6,037) (2,405) (2,376) (2,697) Net interest income 83,594 83,477 85,109 87,387 88,123 88,791 89,058 83,798 75,194 67,733 68,438 Plus: taxable equivalent adjustment 682 692 683 674 639 555 532 521 506 493 510 Net interest income (FTE) (non-GAAP) $84,276 $84,169 $85,792 $88,061 $88,762 $89,346 $89,590 $84,319 $75,700 $68,226 $68,948 Net interest income (FTE) (annualized) $338,956 $338,526 $340,370 $349,373 $356,022 $362,348 $355,438 $334,526 $303,633 $276,694 $273,537 Average interest-earning assets $8,803,898 $8,801,163 $8,704,727 $8,561,578 $8,436,490 $8,372,193 $8,220,689 $8,287,889 $8,535,384 $8,747,398 $8,768,329 Net interest margin (FTE) (non-GAAP) 3.85% 3.84% 3.92% 4.09% 4.22% 4.32% 4.33% 4.04% 3.56% 3.16% 3.12 % The interest income on interest-earning assets, net interest income and net interest margin are presented on an FTE basis (non-GAAP). The FTE basis (non-GAAP) adjusts for the tax benefit of income on certain tax-exempt loans and securities and the dividend-received deduction for equity securities using the federal statutory tax rate of 21 percent for each period. We believe this to be the preferred industry measurement of net interest income that provides a relevant comparison between taxable and non-taxable sources of interest income. Appendix Definitions of GAAP to Non-GAAP Financial Measures 13

Second Quarter 2024 Earnings Supplement